Property and Equipment, Net (Details) - USD ($)	Dec. 31, 2019	Dec. 31, 2018
Subtotal	$ 8,544,703	$ 5,834,823
Less: accumulated depreciation and amortization	(1,980,063)	(1,127,711)
Total	6,564,640	4,707,112
Computer equipment [Member]
Subtotal	409,346	320,406
Office equipment, fixtures and furniture [Member]
Subtotal	1,953,259	2,077,831
Capitalized development cost and software acquired [Member]
Subtotal	6,027,310	3,307,285
Automobiles [Member]
Subtotal	$ 154,788	$ 129,301